Property, Plant and Equipment	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment	Property, Plant and Equipment
The cost and accumulated depreciation of property, plant and equipment at December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021
Land and land improvements	$45	$90
Buildings	194	253
Plant and equipment	1,784	2,070
Construction in progress	75	109
Total	2,098	2,522
Less accumulated depreciation	(1,458)	(1,674)
Property, plant, and equipment—net	$640	$848

Depreciation expense for the years ended December 31, 2022, 2021 and 2020 was $98 million, $113 million and $110 million, respectively.
Sale of our Iron Oxide Business
On November 14, 2022, we entered into a definitive agreement with Cathay Industries to divest the iron oxide business from within the Color Pigments business (the “disposal group”) for an approximate enterprise value of $140 million. Based on the carve out financial statements dated December 31, 2022, we estimate cash proceeds related to this sale will be approximately $135 million, as a result of purchase price adjustments for closing indebtedness of $20 million and closing fees, partially offset by an adjustment for primary working capital, all of which we expect to realize on March 31, 2023, which is the anticipated closing date, as well as a tax benefit which we expect will be realized in 2024.
The disposal group is included in our Performance Additives operating segment, and the assets and liabilities of the disposal group are classified as assets held-for-sale as of December 31, 2022 on our consolidated balance sheet.
For the year ended December 31, 2022 we wrote down the carrying value of the assets held-for-sale to the fair value less cost to sell and recognized an impairment of $111 million, which was recorded in Restructuring, impairment and plant closing and transition costs in our consolidated statements of operations.
Included in our consolidated balance sheet as of December 31, 2022 are the following amounts of assets and liabilities held for sale.

December 31, 2022
Accounts receivable, net	$31
Accounts receivable from affiliates	1
Inventories	121
Prepaid expenses	2
Other current assets	8
Property, plant and equipment, net	104
Operating lease right-of-use assets	39
Intangible assets, net	1
Deferred income taxes	2
Loss recognized on held for sale classification	(111)
Total Assets Held for Sale	$198
Accounts payable	$27
Accounts payable to affiliates	2
Accrued liabilities	15
Current operating lease liability	2
Noncurrent operating lease liability	38
Other noncurrent liabilities	10
Total Liabilities Held for Sale	$94
Sale-Leaseback of our Los Angeles Color Pigments Facility
On October 10, 2022, we closed on a sale-leaseback transaction for our Color Pigments manufacturing facility located in Los Angeles, California. We received proceeds of $42 million, net of $9 million of taxes and other expenses, and recorded a gain of $39 million which is included in Other operating (income) expense, net in our consolidated statements of operations. As part of the transaction, we entered into an agreement to lease the property for an initial period of 15 years, with an option to extend the lease for two additional terms of approximately 10 years each.